SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 3, 2010
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     On September 3, 2010, Ashford Hospitality Trust, Inc. (the “Company”) and Ashford Hospitality Limited Partnership, the Company’s operating partnership, entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (“JMP”), in connection with the issuance and sale of shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $50,000,000 (the “Subject Common Stock”), from time to time through JMP. The Equity Distribution Agreement provides that each time that the Company wishes to issue and sell shares of Subject Common Stock, it will notify JMP of the parameters in accordance with which the Company desires the shares of Subject Common Stock to be sold, which notice shall include the number of shares of Subject Common Stock to be issued, the time period during which sales are requested to be made, any limitation on the number of shares of Subject Common Stock that may be sold in any one day and any minimum price below which sales may not be made (each, as may be amended in accordance with the following sentence, a “Placement Notice”). If JMP wishes to accept the terms included in a Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, JMP will notify the Company, and for the period specified in the Placement Notice, JMP will use its commercially reasonable efforts to sell the shares of Subject Common Stock covered by the related Placement Notice at prevailing market prices up to the amount specified, and otherwise in accordance with the terms of such Placement Notice.
     The Equity Distribution Agreement shall automatically terminate upon the sale by JMP of all of the shares of Subject Common Stock. In addition, the Company or JMP may terminate the Equity Distribution Agreement at any time by giving one day notice to the other party.
     The foregoing summary is qualified in its entirety by reference to the Equity Distribution Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.	Other Events.
     Reference is hereby made to the Company’s registration statement on Form S-3 (File No. 333-162750), which became effective as of January 25, 2010, pursuant to which the Company registered the sale of debt and equity securities in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the related prospectus supplement, which was filed with the Commission pursuant to Rule 424(b)(5) on September 3, 2010, with respect to the shares of Subject Common Stock, as described above.
     On September 3, 2010, Hogan Lovells US LLP issued an opinion with respect to the legality of the issuance and sale by the Company of the shares of Subject Common Stock to be sold pursuant to the Equity Distribution Agreement, a copy of which is filed as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated September 3, 2010, between Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership and JMP Securities LLC.

5.1	Opinion of Hogan Lovells US LLP, dated September 3, 2010, with respect to the legality of the shares of Subject Common Stock.

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2010
ASHFORD HOSPITALITY TRUST, INC.
	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel